SCHEDULE A


------------------------------------------------------------
NAME OF FUND
------------------------------------------------------------
Target Managed VIP Portfolio
------------------------------------------------------------
The Dow Dart 10 Portfolio
------------------------------------------------------------
The Dow Target Dividend Portfolio
------------------------------------------------------------
Global Dividend Target 15 Portfolio-
------------------------------------------------------------
S&P Target 24 Portfolio
------------------------------------------------------------
Nasdaq Target 15 Portfolio
------------------------------------------------------------
Value Line Target 25 Portfolio
------------------------------------------------------------
First Trust Focus Four Portfolio
------------------------------------------------------------


Amended:  November 19, 2007

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SCHEDULE B


------------------------------------------------------------ --------------
NAME OF FUND                                                 FEE RATE
------------------------------------------------------------ --------------
Target Managed VIP Portfolio                                 0.60%
------------------------------------------------------------ --------------
The Dow Dart 10 Portfolio                                    0.60%
------------------------------------------------------------ --------------
The Dow Target Dividend Portfolio                            0.60%
------------------------------------------------------------ --------------
Global Dividend Target 15 Portfolio                          0.60%
------------------------------------------------------------ --------------
S&P Target 24 Portfolio                                      0.60%
------------------------------------------------------------ --------------
Nasdaq Target 15 Portfolio                                   0.60%
------------------------------------------------------------ --------------
Value Line Target 25 Portfolio                               0.60%
------------------------------------------------------------ --------------
First Trust Focus Four Portfolio                             0.60%
------------------------------------------------------------ --------------


Amended:  November 19, 2007